Exhibit 99.1

Prairie Operating Co. Announces Appointment of Jennifer M. Grigsby to Board of Directors

Veteran Public Company Director and Energy Finance Executive Brings More Than Three Decades of Leadership in Corporate Finance, Governance, and Capital Markets

HOUSTON, TEXAS, July XX, 2026 (GLOBE NEWSWIRE) — Prairie Operating Co. (Nasdaq: PROP) (the “Company” or “Prairie”) – an independent energy company engaged in the development and acquisition of oil and natural gas resources in the Denver-Julesburg (DJ) Basin – today announced the appointment of Jennifer M. Grigsby to its Board of Directors. The Company also announced that Stephen Lee has elected to step down from the Board to focus on his growing responsibilities with Renewa.

"We are delighted to welcome Jennifer to Prairie's Board of Directors," said Erik Thoresen, Chairman of the Board. "Jennifer is an accomplished public company director and finance executive with extensive experience in corporate finance, capital markets, strategic planning, governance, and risk management. Her proven leadership across the energy industry and deep understanding of public company oversight make her an outstanding addition to our Board as Prairie continues to execute on its strategy of disciplined growth, capital structure optimization, and long-term shareholder value creation."

Ms. Grigsby commented, "I am honored to join Prairie's Board at such an exciting point in the Company's evolution. Prairie has assembled a high-quality asset base, a talented management team, and a disciplined strategy focused on operational excellence and creating long-term shareholder value. I look forward to working with the Board and management as the Company continues to execute on its strategic and financial objectives."

Thoresen continued, "On behalf of the Board and the entire Prairie team, I also want to thank Stephen Lee for his service and contributions. We sincerely appreciate his commitment and wish him continued success in his future endeavors."

Stephen Lee added, “Serving on Prairie’s board has been a genuine privilege, and I’m grateful to Erik and my fellow directors for their partnership. With the continued growth of Renewa, my responsibilities as Co-CEO now require my full focus, making this the right time for me to step down from the board. I have great respect for Greg, the management team and my fellow directors, and I wish the company continued success.”

About Jennifer M. Grigsby

Jennifer M. Grigsby is an accomplished public company director and finance executive with more than 30 years of experience spanning the energy industry, corporate finance, capital markets, governance, strategic planning, treasury, risk management, and executive leadership.

Ms. Grigsby currently serves on the boards of directors of First Busey Corporation (Nasdaq: BUSE), Superior Plus Corp. (TSX: SPB), and CompSource Mutual Insurance Company, where she serves on numerous committees, including Audit, Enterprise Risk, Human Resources and Compensation, Health Safety and Environment, and Investment Committees.

Previously, Ms. Grigsby served as Executive Vice President and Chief Financial Officer of Ascent Resources, where she led the Company's accounting, treasury, risk management, corporate governance, tax, internal audit, and corporate finance functions while helping guide the company's long-term strategic and financial initiatives. Prior to Ascent, she spent nearly two decades at Chesapeake Energy Corporation, serving in several senior executive leadership positions, including Senior Vice President, Treasurer and Corporate Secretary, and Senior Vice President of Corporate and Strategic Planning, where she led numerous financing, capital markets, and strategic initiatives.

After Ascent, Ms. Grigsby served as Oklahoma's Secretary of Economic Administration, overseeing more than twenty state agencies and advancing statewide economic development initiatives.

Ms. Grigsby earned a Bachelor of Science in Accounting from Oklahoma State University and a Master of Business Administration from Oklahoma City University. She is a Certified Public Accountant (CPA), Chartered Global Management Accountant (CGMA), and holds the National Association of Corporate Directors (NACD) Directorship Certification.

About Prairie Operating Co.

Prairie Operating Co. is a Houston-based publicly traded independent energy company engaged in the development and acquisition of oil and natural gas resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil and natural gas resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation. More information about the Company can be found at www.prairieopco.com.

Investor Relations Contact:

Wobbe Ploegsma
info@prairieopco.com
720-716-5415

Cautionary Statement about Forward-Looking Statements

The information included in this press release and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding future financial performance, business strategies, expansion plans, future results of operations, estimated revenues, losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on our management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Press release, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks are not exhaustive. Other sections of this press release could include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our SEC filings are available publicly on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this press release should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All forward-looking statements expressed or implied, included in this Press release are expressly qualified in their entirety by this cautionary statement.